================================================================================
                               John Hancock Funds
--------------------------------------------------------------------------------

                                     Special
                                  Opportunities
                                      Fund

                                  ANNUAL REPORT


                                October 31, 1996

================================================================================

                                    TRUSTEES
                             EDWARD J. BOUDREAU, JR.
                              DENNIS S. ARONOWITZ*
                            RICHARD P. CHAPMAN, JR.*
                              WILLIAM J. COSGROVE*
                               DOUGLAS M. COSTLE*
                                LELAND O. ERDAHL*
                               RICHARD A. FARRELL*
                                 GAIL D. FOSLER*
                               WILLIAM F. GLAVIN*
                                 ANNE C. HODSDON
                               DR. JOHN A. MOORE*
                             PATTI MCGILL PETERSON*
                                 JOHN W. PRATT*
                               RICHARD S. SCIPIONE
                                EDWARD SPELLMAN*
                         *Members of the Audit Committee

                                    OFFICERS
                             EDWARD J. BOUDREAU, JR.
                      Chairman and Chief Executive Officer
                               ROBERT G. FREEDMAN
                                Vice Chairman and
                            Chief Investment Officer
                                 ANNE C. HODSDON
                                    President
                                 JAMES B. LITTLE
                            Senior Vice President and
                             Chief Financial Officer
                                 SUSAN S. NEWTON
                          Vice President and Secretary
                               JAMES J. STOKOWSKI
                          Vice President and Treasurer
                                THOMAS H. CONNORS
                  Second Vice President and Compliance Officer

                                    CUSTODIAN
                         INVESTORS BANK & TRUST COMPANY
                                 89 SOUTH STREET
                           BOSTON, MASSACHUSETTS 02111

                                 TRANSFER AGENT
                   JOHN HANCOCK INVESTOR SERVICES CORPORATION
                                  P.O. BOX 9116
                        BOSTON, MASSACHUSETTS 02205-9116

                               INVESTMENT ADVISER
                           JOHN HANCOCK ADVISERS, INC.
                              101 HUNTINGTON AVENUE
                        BOSTON, MASSACHUSETTS 02199-7603

                              PRINCIPAL DISTRIBUTOR
                            JOHN HANCOCK FUNDS, INC.
                              101 HUNTINGTON AVENUE
                        BOSTON, MASSACHUSETTS 02199-7603

                                  LEGAL COUNSEL
                                  HALE AND DORR
                                 60 STATE STREET
                           BOSTON, MASSACHUSETTS 02109

                             INDEPENDENT ACCOUNTANTS
                              PRICE WATERHOUSE LLP
                               160 FEDERAL STREET
                           BOSTON, MASSACHUSETTS 02110


                               CHAIRMAN'S MESSAGE

DEAR FELLOW SHAREHOLDERS:

Since late 1994, prospectus simplification has been a major topic in the mutual fund industry. At that time, Securities and Exchange Commission Chairman Arthur Levitt called on fund companies to make their prospectuses more user-friendly. He noted that prospectuses are often overloaded with technical detail and are hard for most investors to understand. Many industry observers agreed, and rightly so.

   So it is my pleasure to let you know that after being under development for a year, John Hancock Funds has introduced new simplified and consolidated prospectuses. The prospectuses feature shorter, clearer language with a streamlined design, and they incorporate several funds with similar investment objectives into one document. They cover our income, growth, growth and income, tax-free income, international/global and money market funds. We are gratified at the favorable reviews that our new prospectuses have received from shareholders, financial advisers, industry analysts and the press. We believe they are a bold but sensible step forward. And while they are easier to read, they still comply with all federal and state guidelines.

[A 1-1/4" x 1" photo of Edward J. Boudreau Jr., Chairman and Chief Executive Officer, flush right, next to second paragraph.]

   We have taken the initiative to create a prospectus that dramatically departs from the norm. Among its most innovative features is a two-page spread highlighting each fund's goals and investment strategy, the types of securities it buys, its portfolio management and risk factors, all in plainer language. Fund expenses and financial highlights are now found here, too, as is a new bar chart that shows year-to-year volatility for each fund. Other features include a better presentation of fund services, a new glossary of investment risks and a discussion about how funds are organized, including a diagram showing the connection of the various players that provide services to your Hancock fund(s).

   We believe we have made a significant advancement in the drive toward better mutual fund prospectuses. We hope you will agree because in the end, we did it for you, our shareholders.

Sincerely,



/s/Edward J. Boudreau, Jr.

EDWARD J. BOUDREAU, JR., CHAIRMAN AND CHIEF EXECUTIVE OFFICER

================================================================================

                      BY KEVIN R. BAKER, PORTFOLIO MANAGER

                                  John Hancock
                           Special Opportunities Fund

               Stock market advances despite sector fluctuations;
                    energy holdings boost Fund's performance

Recently, shareholders of John Hancock Gold & Government Fund and John Hancock Global Resources Fund approved the merger of their funds into John Hancock Special Opportunities Fund. These changes became effective September 6, 1996.

The investment strategy of John Hancock Special Opportunities Fund worked extremely well despite the fluctuations of some market sectors during the past 12 months. The premise of our Fund is simple: we strive to identify the strongest companies in what we believe are the five strongest sectors of the stock market. We conduct rigorous fundamental research to unearth companies with the best growth prospects going forward.

   When the period began last November, our five sectors included technology, energy, precious metals, healthcare and media/information distribution. Over the course of the last 12 months, we increased the Fund's weighting in energy, as that sector continued to outperform the market. We nearly halved our technology stake and folded our remaining precious metals stocks into a sector more appropriately called basic materials. We also sold some health-care stocks at a profit and eliminated our small position in media/information distribution in favor of investments in financial and capital equipment stocks.

   For the 12 months ended October 31, 1996, the Fund's Class A and Class B shares returned 36.15% and 35.34%, respectively, at net asset value. The average capital appreciation fund returned 17.31% for the same time period, according to Lipper Analytical Services.1 For other comparisons, the Standard & Poor's 500-Stock Index returned 24.10% and the Russell Midcap Growth Index, which comes closest to the Fund's focus on mid-sized

"...we increased the
Fund's holdings in energy..."

[photograph]

[A 2" x 3" photo of the fund management team at bottom right. Caption reads:
Kevin Baker (l) and Fund management team members Ben Hock (center) and Jim Boyd
(r)".]

================================================================================
                John Hancock Funds - Special Opportunities Fund

--------------------------------------------------------------------------------
[Chart with heading "Top Five Common Stock Holdings" at top of left hand column. The chart lists five holdings: 1) Benton Oil and Gas 3.2% 2) Energy Ventures 3.2% 3) Nuevo Energy 3.2% 4) Falcon Drilling 3.2% 5) Global Marine 3.0%. A footnote below reads "As a percentage of net assets on October 31, 1996."]
--------------------------------------------------------------------------------

Financial stocks make up
a new Fund category.

companies, returned 19.65% for the same period. Please see pages six and seven for longer-term performance information.

Energy sector still powerful

During the past 12 months we've seen the positive scenario for energy stocks continue. Worldwide demand is growing, and strong commodity prices for oil and gas generated a lot of confidence in the industry while encouraging increased drilling and exploration worldwide. This increased level of activity has boosted the revenues and profits of the service companies. We focused the Fund's investment in this group on two particular areas: drillers and exploration and production companies -- with a strong preference for fast-growing, mid-cap stocks.

--------------------------------------------------------------------------------
[Table entitled "Scorecard" at bottom of left hand column. The header for the left column is "Investments"; the header for the right column is "Recent performance ... and what's behind the numbers. The first listing is Benton Oil and Gas followed by an up arrow and the phrase "Continued production gains." The second listing is Green Tree financial followed by an up arrow and the phrase "Increased demand for home equity loans." The third listing is Starwood Lodging followed by an up arrow and the phrase "High occupancy rates in full-service hotels." Footnote below reads" "See "Schedule of Investments." Investment holdings are subject to change."]
--------------------------------------------------------------------------------

   Fortunately for our shareholders, we were involved in the energy sector before it became a popular place to invest. We've seen dayrates for drillers -- the rate per day that owners of oil fields pay to owners of drilling rigs -- jump by more than 50 percent, with costs staying level and bottom-line profits increasing. The Fund benefited from its holdings in stocks such as Falcon Drilling, a shallow-water driller and Reading and Bates, a leading provider of deep-water drilling services. On the exploration and production side, Chesapeake Energy and Benton Oil and Gas have been big winners for the Fund. While nearly 49% of the Fund's investments are in the energy sector, we're confident about the companies that we own and satisfied with the geographic and industry diversification of the Fund's holdings.

Financial stocks

A major theme in financial stocks is the level of risk that banks and credit-card companies are taking on to service over-leveraged customers. As a result, we established a weighting of about 15% of the Fund's net assets in financial companies that compete with banks by helping consumers borrow without overextending themselves. Home equity lenders such as Aames Financial and Green Tree Financial are companies with solid managements. Although they serve the "sub-prime" market, the borrowers' homes serve as collateral, reducing the incidence of bad loans. We've also made select investments in hotel and office real estate investment trusts (REITS) in markets where demand far exceeds supply.

Basic materials

Since the last report six months ago, the Fund has established a position in titanium-related stocks. Titanium is a substance that is used in both aerospace and defense manufacturing and in the production of golf clubs. As orders

================================================================================
                John Hancock Funds - Special Opportunities Fund

--------------------------------------------------------------------------------
[Bar Chart with heading "Fund Performance" at top of left hand column. Under the heading is the footnote: "For the year ended October 31, 1996." The chart is scaled in increments of 10% from bottom to top, with 40% at the top and 0%
at the bottom. Within the chart there are three solid bars. The first represents the 36.15% total return for the John Hancock Special Opportunities Fund: Class
A. The second represents the 35.43% total return for the John Hancock Special Opportunities Fund: Class B. The third represents the 17.31% total return for the average capital appreciation fund. A footnote below reads: "Total returns for John Hancock Special Opportunities Fund are at net asset value with all distributions reinvested. The average capital appreciation fund is tracked by Lipper Analytical Services.(1) See following two pages for historical performance information."]
--------------------------------------------------------------------------------

for aircraft increase, demand for the metal, which is used to make many aircraft components, has spiked as well. The Fund also continues to maintain a small position in select gold stocks that have the potential to perform well, if strong gold demand develops in Asia as we expect. Overall, 11% of the Fund's net assets were invested in basic materials.

Technology and capital equipment

Some of the Fund's outperformance is attributable to the technology stocks the Fund did not own. We largely avoided semiconductor stocks and the speculative Internet stocks, thereby insulating the Fund from some of the losses in those market segments. We also took profits in some technology companies that met or exceeded our expectations, thereby decreasing our technology holdings from 18% of the Fund's net assets a year ago to 8% by the end of October 1996. We've tempered our enthusiasm for technology overall, but the Fund did benefit from its holding in stocks such as Comverse Technology, a software developer of profitable value-added telephone services.

   Finally, we established a position in capital equipment stocks that stood at nearly 5% of investments at the end of the period. We are enthusiastic about companies such as Wyman-Gordon that serve aerospace and defense manufacturers, and think that it and other capital equipment companies should continue to benefit from increasing demand for commercial aircraft.

The Fund keeps a focused strategy of
finding the fastest-growing market sectors.

What's ahead

While we are comfortable with the Fund's stocks and industries, it will be a challenge to maintain the significant outperformance in the next 12 months that the Fund experienced in the past year. We're still bullish on energy, but don't expect it to become a larger percentage of investments. The Fund's financial holdings should continue to perform well as long as interest rates remain steady or fall. We believe that our investment discipline should help us as we strive to outperform the market, regardless of how it behaves. We are committed to relentlessly searching for the sectors and industries that will lead the economy, and the Fund, into the future.

----------
(1)Figures from Lipper Analytical Services include reinvested dividends and do not take into account sales charges. Actual load-adjusted performance is lower.

Sector investing is subject to different, and sometimes greater, risks than the market as a whole.

This commentary reflects the views of the portfolio manager through the end of the Fund's period discussed in this report. Of course, the manager's views are subject to change as market and other conditions warrant.

--------------------------------------------------------------------------------
                              A LOOK AT PERFORMANCE
--------------------------------------------------------------------------------

The tables on the right show the cumulative total returns and the average annual total returns for the John Hancock Special Opportunities Fund. Total return is a performance measure that equals the sum of all income and capital gain distributions, assuming reinvestment of these distributions and the change in the price of the Fund's shares, expressed as a percentage of the Fund's net asset value per share. Performance figures include the maximum applicable sales charge of 5% for Class A shares. The effect of the maximum contingent deferred sales charge for Class B shares (maximum 5% and declining to 0% over six years) is included in Class B performance. Remember that all figures represent past performance and are no guarantee of how the Fund will perform in the future. Also, keep in mind that the total return and share price of the Fund's investments will fluctuate. As a result, your Fund's shares may be worth more or less than their original cost, depending on when you sell them. Please see your prospectus for risks associated with industry segment investing.

--------------------------------------------------------------------------------
                           CUMULATIVE TOTAL RETURNS
--------------------------------------------------------------------------------

For the period ended September 30, 1996

                                                         ONE      LIFE OF
                                                         YEAR       FUND
                                                         ----     -------
John Hancock Special Opportunities Fund: Class A         22.31%   37.76%(1)
John Hancock Special Opportunities Fund: Class B         22.78%   39.21%(1)


--------------------------------------------------------------------------------
                          AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------

For the period ended September 30, 1996

                                                         ONE      LIFE OF
                                                         YEAR       FUND
                                                         ----     -------
John Hancock Special Opportunities Fund: Class A         22.31%   11.64%(1)
John Hancock Special Opportunities Fund: Class B         22.78%   12.05%(1)




                              Notes to Performance
(1) Both Class A and Class B shares commenced on November 1, 1993.

--------------------------------------------------------------------------------
                    WHAT HAPPENED TO A $10,000 INVESTMENT...
--------------------------------------------------------------------------------

The charts on the right show how much a $10,000 investment in the John Hancock Special Opportunities Fund would be worth on October 31, 1996, assuming you had invested on the day each class of shares started and reinvested all distributions. For comparison, we've shown the same $10,000 investment in the Standard & Poor's 500 Stock Index -- an unmanaged index that includes 500 widely traded common stocks and is a commonly used measure of stock market performance.


--------------------------------------------------------------------------------
[Line chart with the heading Special Opportunities Fund: Class A, representing the growth of a hypothetical $10,000 investment over the life of the fund. Within the chart are three lines. The first line represents the value of the Standard & Poor's 500 Index and is equal to $16,290 as of October 31, 1996. The second line represents the value of the hypothetical $10,000 investment made in the Special Opportunities Fund on November 1, 1993, before sales charge, and is equal to $14,929 as of October 31, 1996. The third line represents the Special Opportunities Fund, after sales charge, and is equal to $14,178 as of October 31, 1996.]
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
[Line chart with the heading Special Opportunities Fund: Class B, representing the growth of a hypothetical $10,000 investment over the life of the fund. Within the chart are three lines. The first line represents the value of the Special Opportunities and is equal to $16,290 as of October 31, 1996. The second line represents the value of the hypothetical $10,000 investment made in the Special Opportunities Fund on November 1, 1993, and is equal to $14,632 as of October 31, 1996. The third line represents the value of the Special Opportunities Fund, after sales charge, and is equal to $14,332 as of October 31, 1996.]
--------------------------------------------------------------------------------

================================================================================
                              FINANCIAL STATEMENTS

                 John Hancock Funds - Special Opportunities Fund

Statement of Assets and Liabilities
October 31, 1996
--------------------------------------------------------------------------------

Assets:
  Investments at value - Note C:
   Common stocks (cost - $296,407,735)....            $365,191,463
   Preferred stocks (cost - $524,247).....                 445,625
   Bonds (cost - $999,844)................               1,000,160
   Joint repurchase agreement (cost -
     $39,726,000)                                       39,726,000
   Corporate savings account..............                   9,675
                                                       -----------
                                                       406,372,923
  Cash....................................                  24,675
  Foreign cash (cost - $22,282)...........                  22,940
  Receivable for investments sold.........               6,680,563
  Receivable for shares sold..............                 128,095
  Interest receivable.....................                  27,640
  Dividends receivable....................                   1,925
  Foreign tax receivable..................                   1,579
  Deferred organization expenses - Note A.                  52,172
  Other assets............................                  20,403
                                                       -----------
                    Total Assets..........             413,332,915
                    ----------------------------------------------
Liabilities:
  Payable for investments purchased.......              17,196,521
  Payable for shares repurchased..........                 190,653
  Payable to John Hancock Advisers, Inc. and
   affiliates - Note B....................                 413,298
  Accrued fees and expenses...............                  52,511
                                                       -----------
                    Total Liabilities.....              17,852,983
                    ----------------------------------------------
Net Assets:
  Capital paid-in.........................             310,479,665
  Accumulated net realized gain on investments and
   foreign currency transactions..........              16,312,626
  Net unrealized appreciation of investments and
   foreign currency transactions..........              68,698,742
  Accumulated net investment loss.........             (    11,101)
                                                       -----------
                    Net Assets............            $395,479,932
                    ==============================================

Net Asset Value Per Share:
  (Based on net asset values and shares of beneficial
  interest outstanding - unlimited number of shares
  authorized with no par value, respectively)
  Class A - $156,578,435/14,336,153.......             $     10.92
                    ==============================================

  Class B - $238,901,497/22,398,595.......             $     10.67
                    ==============================================

Maximum Offering Price Per Share *
  Class A  - ($10.92 x 105.26%)...........             $     11.49
                    ==============================================

* On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.




The Statement of Assets and Liabilities is the Fund's balance sheet and shows the value of what the Fund owns, is due and owes on October 31, 1996. You'll also find the net asset value and the maximum offering price per share as of that date.

The Statement of Operations summarizes the Fund's investment income earned and expenses incurred in operating the Fund. It also shows net gains (losses)for the period stated.

Statement of Operations
Year ended October 31, 1996
--------------------------------------------------------------------------------
Investment Income:
  Interest................................            $  1,075,521
  Dividends (net of foreign withholding taxes
     of $985)......................................        675,754
                                                       -----------
                                                         1,751,275
                                                       -----------
  Expenses:
   Investment management fee - Note B.....               2,368,694
   Distribution/service fee - Note B
     Class A..............................                 362,909
     Class B..............................               1,751,171
   Transfer agent fee - Note B............               1,072,510
   Registration and filing fees...........                  97,004
   Custodian fee..........................                  96,591
   Printing...............................                  62,872
   Trustees' fees.........................                  37,586
   Auditing fee...........................                  30,772
   Organization expense - Note A..........                  26,118
   Financial services fee - Note B........                  21,182
   Legal fees.............................                  11,582
   Miscellaneous..........................                   5,931
                                                       -----------
                    Total Expenses........               5,944,922
                    ----------------------------------------------

                    Net Investment Loss...             ( 4,193,647)
                    ----------------------------------------------

Realized and Unrealized Gain (Loss) on Investments
and Foreign Currency Transactions:
  Net realized gain on investments sold...             69,953,331
  Net realized loss on foreign currency
   transactions...........................           (     48,795)
  Change in net unrealized appreciation/
   depreciation of investments............             22,514,256
  Change in net unrealized appreciation/
   depreciation of foreign currency
   transactions.........................             (     18,634)
                                                       -----------
                    Net Realized and Unrealized
                    Gain on Investments and
                    Foreign Currency Transactions       92,400,158
                    ----------------------------------------------
                    Net Increase in Net Assets
                    Resulting from Operations         $ 88,206,511
                    ==============================================

                       SEE NOTES TO FINANCIAL STATEMENTS.

================================================================================
                              FINANCIAL STATEMENTS

                 John Hancock Funds - Special Opportunities Fund

Statement of Changes in Net Assets
--------------------------------------------------------------------------------

                                                                                              1995         1996
                                                                                         ------------  ------------
Increase (Decrease) in Net Assets:
From Operations:
  Net investment loss.................................................................. ($  2,954,092) ($ 4,193,647)
  Net realized gain on investments sold and foreign currency transactions..............    17,035,683    69,904,536
  Change in net unrealized appreciation/depreciation of investments and foreign
     currency transactions.............................................................    23,258,036    22,495,622
                                                                                         ------------  ------------
   Net Increase in Net Assets Resulting from Operations................................    37,339,627    88,206,511
                                                                                         ------------  ------------
Distribution to Shareholders:
  Distribution from net realized gain on investments sold
   Class A - (none and $1.6317, respectively)..........................................       --      (  16,983,647)
   Class B - (none and $1.6317, respectively)..........................................       --      (  25,051,185)
                                                                                         ------------  ------------
     Total Distributions to Shareholders...............................................       --      (  42,034,832)
                                                                                         ------------  ------------
From Fund Share Transactions-- Net*.................................................... (  22,887,222)  110,382,843
                                                                                         ------------  ------------
Net Assets:
  Beginning of period..................................................................   224,473,005   238,925,410
                                                                                         ------------  ------------
  End of period (including accumulated net investment loss of none and $11,101, respectively).....................................................................  $238,925,410  $395,479,932
                                                                                         ============  ------------

* Analysis of Fund Share Transactions:                                        YEAR ENDED OCTOBER 31,
                                                                 --------------------------------------------------
                                                                          1995                      1996
                                                                 ----------------------  --------------------------
                                                                   SHARES      AMOUNT        SHARES       AMOUNT
                                                                 ---------  -----------  ------------  ------------
CLASS A
  Shares sold..................................................  3,199,395    $27,308,044      8,559,130     $ 96,067,916
  Shares issued in reorganization - Note E.....................  1,058,125      7,921,550      1,877,582       19,116,784
  Shares reinvested............................................       --             --        1,583,421       15,945,056
                                                                 ---------    -----------   ------------     ------------
                                                                 4,257,520     35,229,594     12,020,133      131,129,756
  Less shares repurchased...................................... (5,001,778)  ( 42,409,032)  (  8,586,867)   (  95,919,018)
                                                                 ---------    -----------   ------------     ------------
  Net increase (decrease)...................................... (  744,258)  ($ 7,179,438)     3,433,266     $ 35,210,738
                                                                 =========    ===========   ============     ============
CLASS B
  Shares sold..................................................  2,612,144    $21,533,048      6,000,021     $ 65,825,284
  Shares issued in reorganization - Note E.....................     69,972        519,918      4,519,844       44,987,360
  Shares reinvested............................................       --           --          2,350,721       23,155,093
                                                                 ---------    -----------   ------------     ------------
                                                                 2,682,116     22,052,966     12,870,586      133,967,737
  Less shares repurchased...................................... (4,494,039)  ( 37,589,041)  (  5,421,096)   (  58,795,632)
                                                                 ---------    -----------   ------------     ------------
  Net increase (decrease)...................................... (1,811,923)  ($15,536,075)     7,449,490     $ 75,172,105
                                                                 =========    ===========   ============     ============
CLASS C**
  Shares sold..................................................     11,302    $    89,560
  Less shares repurchased...................................... (   32,055)  (    261,269)
                                                                 ---------    -----------
  Net increase................................................. (   20,753)  ($   171,709)
                                                                 =========    ===========

  **Class C shares commenced operations on July 6, 1994. All shares were redeemed on April 11, 1995.

The Statement of Changes in Net Assets shows how the value of the Fund's net assets has changed since the end of the previous period. The difference reflects earnings less expenses, any investment and foreign currency gains and losses, distributions paid to shareholders, if any, and any increase or decrease in money shareholders invested in the Fund. The footnote illustrates the number of Fund shares sold, reinvested, and repurchased during the period, along with the corresponding dollar value.

                       SEE NOTES TO FINANCIAL STATEMENTS.

================================================================================
                              FINANCIAL STATEMENTS

                 John Hancock Funds - Special Opportunities Fund

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the period indicated, investment returns, key ratios and supplemental data are listed as follows:
-------------------------------------------------------------------------------

                                                                                          YEAR ENDED OCTOBER 31,
                                                                                  ------------------------------
                                                                            1994              1995       1996
                                                                          --------        --------    --------
CLASS A(1)
Per Share Operating Performance
  Net Asset Value, Beginning of Period................................    $   8.50        $   7.93    $   9.32
                                                                          --------        --------    --------
  Net Investment Loss (2).............................................    (   0.03)      (    0.07)  (    0.11)
  Net Realized and Unrealized Gain (Loss) on Investments..............    (   0.54)           1.46        3.34
                                                                          --------        --------    --------
   Total from Investment Operations...................................    (   0.57)           1.39        3.23
                                                                          --------        --------    --------
  Less Distributions:
  Distributions from Net Realized Gain on Investments Sold............       --               --     (    1.63)
                                                                          --------        --------    --------
  Net Asset Value, End of Period......................................    $   7.93        $   9.32    $  10.92
                                                                          ========        ========    ========
  Total Investment Return at Net Asset Value (3)......................    (  6.71%)(8)      17.53%      36.15%
  Total Adjusted Investment Return at Net Asset Value (5).............    (  6.83%)(4)        --          --
Ratios and Supplemental Data
  Net Assets, End of Period (000's omitted)...........................    $ 92,325        $101,562    $156,578
  Ratio of Expenses to Average Net Assets ............................    1.50%              1.59%       1.59%
  Ratio of Adjusted Expenses to Average Net Assets (5)................    1.62%               --          --
  Ratio of Net Investment Loss to Average Net Assets..................    (  0.41%)      (   0.87%)  (   1.00%)
  Ratio of Adjusted Net Investment Loss to Average Net Assets (5).....    (  0.53%)            --         --
  Portfolio Turnover Rate.............................................         57%            155%        240%
  Expense Reimbursement Per Share.....................................    $   0.01(2)          --         --
  Average Broker Commission Rate (6)..................................        N/A             N/A     $ 0.0600

CLASS B(1)
Per Share Operating Performance
  Net Asset Value, Beginning of Period................................    $   8.50        $   7.87    $   9.19
                                                                          --------        --------    --------
  Net Investment Loss (2).............................................    (   0.09)      (    0.13)  (    0.18)
  Net Realized and Unrealized Gain (Loss) on Investments..............    (   0.54)           1.45        3.29
                                                                          --------        --------    --------
   Total from Investment Operations...................................    (   0.63)           1.32        3.11
                                                                          --------        --------    --------
  Less Distributions:
  Distributions from Net Realized Gain on Investments Sold............        --               --    (    1.63)
                                                                          --------        --------    --------
  Net Asset Value, End of Period......................................    $   7.87        $   9.19    $  10.67
                                                                          ========        ========    ========
  Total Investment Return at Net Asset Value (3)......................    (  7.41%)(8)      16.77%      35.34%
  Total Adjusted Investment Return at Net Asset Value (5).............    (  7.53%)(4)        --           --
Ratios and Supplemental Data
  Net Assets, End of Period (000's omitted)...........................    $131,983        $137,363    $238,901
  Ratio of Expenses to Average Net Assets.............................       2.22%           2.30%       2.29%
  Ratio of Adjusted Expenses to Average Net Assets (5)................       2.34%            --          --
  Ratio of Net Investment Loss to Average Net Assets..................    (  1.13%)      (   1.55%)  (   1.70%)
  Ratio of Adjusted Net Investment Loss to Average Net Assets (5).....    (  1.25%)            --          --
  Portfolio Turnover Rate.............................................         57%            155%        240%
  Expense Reimbursement Per Share.....................................    $   0.01(2)          --          --
  Average Broker Commission Rate (6)..................................        N/A            N/A      $ 0.0600

                       SEE NOTES TO FINANCIAL STATEMENTS.

===============================================================================
                              FINANCIAL STATEMENTS

                 John Hancock Funds - Special Opportunities Fund

Financial Highlights (continued)
-------------------------------------------------------------------------------


                                                                          FOR THE PERIOD JULY 6, 1994
                                                                         (COMMENCEMENT OF OPERATIONS)     PERIODENDED
                                                                              TO OCTOBER 31, 1994         APRIL 11, 1995
                                                                         ----------------------------     --------------
CLASS C (9)
Per Share Operating Performance
  Net Asset Value, Beginning of Period................................           $   7.60                 $   7.94
                                                                                 --------                 --------
  Net Investment Income...............................................               --                       0.01
  Net Realized and Unrealized Gain on Investments.....................               0.34                     0.29
                                                                                 --------                 --------
   Total From Investment Operations...................................               0.34                     0.30
                                                                                 --------                 --------
  Net Asset Value, End of Period......................................           $   7.94                 $   8.24
                                                                                 ========                 ========
  Total Investment Return at Net Asset Value (3)......................           (  4.47%)(8)                3.40%
  Total Adjusted Investment Return at Net Asset Value (5).............           (  4.85%)(4)                  --

Ratios and Supplemental Data
  Net Assets, End of Period (000's omitted)...........................           $    165                 $    218
  Ratio of Expenses to Average Net Assets ............................              1.01%(7)                 0.98%(7)
  Ratio of Adjusted Expenses to Average Net Assets (5)................              1.39%(7)                  --
  Ratio of Net Investment Income to Average Net Assets................              0.03%(7)                 0.23%(7)
  Ratio of Adjusted Net Investment Income to Average Net Assets (5)...           (  0.35%)(7)                 --
  Portfolio Turnover Rate.............................................                57%                     N/A
  Expense Reimbursement Per Share.....................................           $   0.01(2)                   --

(1) Class A and B shares commenced operations on November 1, 1993.
(2) Based on the average of the shares outstanding at the end of each month.
(3) Assumes dividend reinvestment and does not reflect the effect of sales charges.
(4) An estimated total return calculation which does not take into consideration fee reductions by the adviser during the periods shown.
(5) Unreimbursed, without fee reduction.
(6) Per portfolio share traded. Required for fiscal years that began September 1, 1995 or later.
(7) Annualized.
(8) Without the reimbursements total investment return would be lower.
(9) Per share operating performance and the ratios and supplemental data are calculated as of April 11, 1995, the date on which Class C shares were redeemed.

The Financial Highlights summarizes the impact of the following factors on a single share for the period indicated: the net investment loss, gains (losses), and total investment return of the Fund. It shows how the Fund's net asset value for a share has changed since the commencement of operations. Additionally, important relationships between some items presented in the financial statements are expressed in ratio form.

                      SEE NOTES TO FINANCIAL STATEMENTS.

===============================================================================
                              FINANCIAL STATEMENTS

                 John Hancock Funds - Special Opportunities Fund

Schedule of Investments
October 31, 1996
-------------------------------------------------------------------------------
                                                          MARKET
ISSUER, DESCRIPTION                NUMBER OF SHARES       VALUE
-------------------                ----------------       -------

COMMON STOCKS
Advertising (0.49%)
  Catalina Marketing Corp.*.....           38,000      $  1,933,250
                                                        -----------
Aerospace (4.41%)
  Precision Castparts Corp......          145,000         6,778,750
  Tracor, Inc.*.................          152,000         3,458,000
  Wyman-Gordon Co.*.............          327,000         7,194,000
                                                        -----------
                                                         17,430,750
                                                        -----------
Agricultural Operations (1.05%)
  Dekalb Genetics Corp. (Class B)          52,500         2,073,750
  Northland Cranberries, Inc. (Class A)   108,000         2,079,000
                                                        -----------
                                                          4,152,750
                                                        -----------
Building (1.04%)
  Coachmen Industries, Inc......          147,400         4,127,200
                                                        -----------
Computers (7.82%)
  BDM International, Inc.*......          143,000         7,185,750
  Electronic Arts, Inc. *.......          112,000         4,200,000
  Gateway 2000, Inc.*...........           60,000         2,823,750
  Jack Henry & Associates.......           45,000         1,816,875
  McAfee Associates, Inc.*......           75,000         3,412,500
  Netscape Communications Corp.*           37,500         1,659,375
  Scopus Technology, Inc.*......           93,500         3,599,750
  Sykes Enterprises, Inc.*......           73,300         3,408,450
  Whittman-Hart, Inc.*..........           59,300         2,816,750
                                                        -----------
                                                         30,923,200
                                                        -----------
Finance (2.58%)
  Amresco, Inc.*................          124,000         2,619,500
  Newcourt Credit Group, Inc. (Canada)    128,000         3,970,547
  SunAmerica, Inc...............           96,000         3,600,000
                                                        -----------
                                                         10,190,047
                                                        -----------
Leisure (1.94%)
  Lewis Galoob Toys, Inc.*......          285,000         7,659,375
                                                        -----------
Metals (4.62%)
  Aurora Gold Ltd. (Australia)*.          770,000         1,465,464
  Bema Gold Corp. (Canada)*.....          921,000         5,583,562
  Euro-Nevada Mining Corp. (Canada)       227,000         6,702,992
  Getchell Gold Corp.*..........           45,000         2,002,500
  Greenstone Resources Ltd. (Canada)*     200,000         2,525,000
                                                        -----------
                                                         18,279,518
                                                        -----------

The Schedule of Investments is a complete list of all securities owned by Special Opportunities Fund on October 31, 1996. It's divided into four main categories: common stocks, preferred stocks, bonds, and short-term investments. The common stocks and preferred stocks are further broken down by industry groups.


                                                          MARKET
ISSUER, DESCRIPTION                NUMBER OF SHARES       VALUE
-------------------                ----------------       -------

Mortgage Banking (4.50%)
  Aames Financial Corp..........          130,000      $  5,801,250
  Green Tree Financial Corp.....          157,000         6,221,125
  Imperial Credit Industries, Inc.*       319,000         5,781,875
                                                        -----------
                                                         17,804,250
                                                        -----------
Oil & Gas - Drilling (16.80%)
  Diamond Offshore Drilling, Inc.*        157,000         9,557,375
  ENSCO International, Inc.*....          263,000        11,374,750
  Falcon Drilling Co., Inc.*....          355,000        12,558,125
  Global Marine, Inc.*..........          641,000        11,778,375
  Noble Drilling Corp.*.........          434,000         8,083,250
  Reading & Bates Corp.*........          349,000        10,033,750
  Transocean Offshore Inc.......           48,500         3,067,625
                                                        -----------
                                                         66,453,250
                                                        -----------
Oil & Gas - Equipment & Services (10.10%)
  Energy Ventures, Inc.*........          289,200        12,724,800
  Petroleum Geo-Services ASA
   (American Depositary Receipt)
   (Norway)*....................          143,000         4,897,750
  Smith International, Inc.*....          281,500        10,697,000
  Tosco Corp....................          105,000         5,893,125
  Tuboscope Vetco International Corp.*    376,000         5,734,000
                                                        -----------
                                                         39,946,675
                                                        -----------
Oil & Gas - Exploration & Production (22.09%)
  Barrett Resources Corp.*......          193,100         7,410,213
  Benton Oil & Gas Co.*.........          523,000        12,813,500
  Canadian Natural Resources Ltd.
   (Canada)*....................          400,000         9,932,360
  Chesapeake Energy Corp.*......          161,500         9,407,375
  Flores & Rucks, Inc.*.........          220,500        10,418,625
  Forcenergy, Inc.*.............          263,000         7,199,625

                      SEE NOTES TO FINANCIAL STATEMENTS.

===============================================================================
                              FINANCIAL STATEMENTS

                 John Hancock Funds - Special Opportunities Fund

                                                          MARKET
ISSUER, DESCRIPTION                NUMBER OF SHARES       VALUE
-------------------                ----------------       -------

Oil & Gas - Exploration & Production (continued)
  Helmerich & Payne, Inc........          139,000      $  7,523,375
  Newfield Exploration Co.*.....           90,500         4,276,125
  Nuevo Energy Corp.*...........          253,500        12,643,312
  Vintage Petroleum, Inc........          195,000         5,752,500
                                                        -----------
                                                         87,377,010
                                                        -----------
Real Estate Operations (5.77%)
  Arden Realty Group, Inc.*.....          127,000         2,873,375
  Beacon Properties Corp........          116,500         3,422,188
  Patriot American Hospitality Inc.        58,000         2,037,250
  Prentiss Properties Trust*....          115,000         2,371,875
  Reckson Associates Realty Corp.          43,000         1,531,875
  Starwood Lodging Trust........          235,000        10,575,000
                                                        -----------
                                                         22,811,563
                                                        -----------
Retail (0.14%)
  Quality Food Centers, Inc. *..           14,900           543,850
                                                        -----------
Specialty Alloys (6.01%)
  Oregon Metallurgical Corp.*...          208,000         6,552,000
  RMI Titanium Co.*.............          302,000         7,285,750
  Titanium Metals Corp.*........          322,700         9,923,025
                                                        -----------
                                                         23,760,775
                                                        -----------
Telecommunications Equipment (2.98%)
  Comverse Technology, Inc.*....          228,000         7,980,000
  Tadiran Telecommunications Ltd.
     (Israel)*..................          166,000         3,818,000
                                                        -----------
                                                         11,798,000
                                                        -----------
             TOTAL COMMON STOCKS
             (Cost $296,407,735)         ( 92.34%)      365,191,463
                                          -------       -----------

PREFERRED STOCKS
Metal (0.11%)
  Freeport-McMoran Copper & Gold Inc.      23,000           445,625
                                                        -----------
          TOTAL PREFERRED STOCKS
                (Cost $524,247)          (  0.11%)          445,625
                                          -------       -----------
        TOTAL COMMON STOCKS AND
                PREFERRED STOCKS
            (Cost $296,931,982)          ( 92.45%)      365,637,088
                                          -------       -----------


                                INTEREST                           MARKET
ISSUER, DESCRIPTION             RATE         NUMBER OF SHARES      VALUE
-------------------             --------     ----------------      -------

BONDS
Government - U.S. Agencies (0.25%)
  Federal National
   Mortgage Assn.,
   Medium Term
   Note 11-21-96......           5.44%            $ 1,000      $  1,000,160
                                                                -----------
                     TOTAL BONDS
                 (Cost $999,844)                 (  0.25%)        1,000,160
                                                  -------       -----------

SHORT-TERM INVESTMENTS
Joint Repurchase Agreement (10.05%)
  Investment in a joint repurchase
  agreement transaction with SBC
  Capital Markets, Inc.
   Dated 10-31-96,
   Due 11-01-96 (Secured by
   U.S. Treasury Bonds, 6.25%
   thru 12.00% due 11-15-12
   thru 8-15-23) - Note A        5.54%            39,726         39,726,000
                                                                -----------
Corporate Savings Account (0.00%)
  Investors Bank & Trust Company
   Daily Interest Savings Account
   Current Rate 4.75%.                                                9,675
                                                                -----------
   TOTAL SHORT-TERM INVESTMENTS                  ( 10.05%)       39,735,675
                                                  -------       -----------
              TOTAL INVESTMENTS                  (102.75%)     $406,372,923
                                                  =======       ===========

* Non-income producing security.

The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.

                       SEE NOTES TO FINANCIAL STATEMENTS.

===============================================================================
                              FINANCIAL STATEMENTS

                 John Hancock Funds - Special Opportunities Fund


Portfolio Concentration (Unaudited)
-------------------------------------------------------------------------------
The Special Opportunities Fund invests primarily in common stocks of U.S. and foreign issuers. The performance of the Fund is closely tied to the economic and financial conditions within the countries in which it invests. The concentration of investments by industry category for individual securities held by the Fund is shown in the Schedule of Investments.

In addition, concentration of investments can be aggregated by various countries. The table below shows the percentages of the Fund's investments at October 31, 1996 assigned to country categories.

                                                   MARKET VALUE
                                                 AS A PERCENTAGE
                                                     OF FUND'S
COUNTRY DIVERSIFICATION                             NET ASSETS
-----------------------                          --------------
Australia....................................         0.37%
Canada.......................................         7.26
Israel.......................................         0.96
Norway.......................................         1.24
United States................................        92.92
                                                    ------
                            TOTAL INVESTMENTS       102.75%
                                                    ======

                       SEE NOTES TO FINANCIAL STATEMENTS.

===============================================================================
                         NOTES TO FINANCIAL STATEMENTS

                 John Hancock Funds - Special Opportunities Fund


NOTE A --
ACCOUNTING POLICIES

Freedom Investment Trust II (the "Trust") is an open-end management investment company, registered under the Investment Company Act of 1940. The Trust consists of six series: John Hancock Special Opportunities Fund (the "Fund"), John Hancock Global Fund, John Hancock World Bond Fund, John Hancock Short-Term Strategic Income Fund, John Hancock Growth Fund and John Hancock International Fund. The other five series of the Trust are reported in separate financial statements. The investment objective of the Fund is long-term capital appreciation by investing in those economic sectors that appear to have a higher than average earnings potential.

   The Trustees have authorized the issuance of multiple classes of shares of the Fund, designated as Class A and Class B shares. The shares of each class represent an interest in the same portfolio of investments of the Fund and have equal rights to voting, redemptions, dividends, and liquidation, except that certain expenses, subject to the approval of the Trustees, may be applied differently to each class of shares in accordance with current regulations of the Securities and Exchange Commission and the Internal Revenue Service. Shareholders of a class which bears distribution and service expenses under terms of a distribution plan have exclusive voting rights to that distribution plan. Class C shares were outstanding during the period from July 6, 1994, through April 11, 1995, but the Trustees terminated Class C shares as of May 1, 1995.

   Significant accounting policies of the Fund are as follows:

VALUATION OF INVESTMENTS Securities in the Fund's portfolio are valued on the basis of market quotations, valuations provided by independent pricing services or, at fair value as determined in good faith in accordance with procedures approved by the Trustees. Short-term debt investments maturing within 60 days are valued at amortized cost which approximates market value. All portfolio transactions initially expressed in terms of foreign currencies have been translated into U.S. dollars as described in "Foreign Currency Translation" below.

JOINT REPURCHASE AGREEMENT Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Fund, along with other registered investment companies having a management contract with John Hancock Advisers, Inc. (the "Adviser"), a wholly-owned subsidiary of The Berkeley Financial Group, may participate in a joint repurchase agreement transaction. Aggregate cash balances are invested in one or more repurchase agreements, whose underlying securities are obligations of the U.S. government and/or its agencies. The Fund's custodian bank receives delivery of the underlying securities for the joint account on the Fund's behalf. The Adviser is responsible for ensuring that the agreement is fully collateralized at all times.

INVESTMENT TRANSACTIONS Investment transactions are recorded as of the date of purchase, sale or maturity. Net realized gains and losses on sales of investments are determined on the identified cost basis. Capital gains realized on some foreign securities are subject to foreign taxes and are accrued, as applicable.

FEDERAL INCOME TAXES The Fund's policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investment, to its shareholders. Therefore, no federal income tax provision is required. For federal income tax purposes, at October 31, 1996, the Fund has $13,060,425 of capital loss carryforwards available, to the extent provided by regulations, to offset future net realized capital gains. If such carryforwards are used by the Fund, no capital gain distributions will be made. The Fund's carryforwards expire as follows: 1998 -- $1,326,439, 1999 -- $1,297,087, 2000
-- $12,856, 2001 -- $71,925, 2002 -- $6,628,947 and 2003 -- $3,723,171. Of the
capital loss carryforwards expiring in 2002 and 2003, $5,896,535 and $3,723,171, respectively, were acquired on September 6, 1996 in a merger with John Hancock Gold and Government Fund. Their availability may be limited in a given year.

DIVIDENDS, INTEREST AND DISTRIBUTIONS Dividend income on investment securities is recorded on the ex-dividend date or, in the case of some foreign securities, on the date thereafter when the Fund is made aware of the dividend. Interest income on investment securities is recorded on the accrual basis. Foreign income may be subject to foreign withholding taxes which are accrued as applicable.

===============================================================================
                         NOTES TO FINANCIAL STATEMENTS

                 John Hancock Funds - Special Opportunities Fund


   The fund records all distributions to shareholders from net investment income and realized gains on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles. Dividends paid by the Fund with respect to each class of shares will be calculated in the same manner, at the same time and will be in the same amount, except for the effect of expenses that may be applied differently to each class.

EXPENSES

The majority of the expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated in such a manner as deemed equitable, taking into consideration, among other things, the nature and type of expense and the relative sizes of the funds.

CLASS ALLOCATIONS Income, common expenses and realized and unrealized gains (losses) are determined at the Fund level and allocated daily to each class of shares based on the appropriate net assets of the respective classes. Distribution and service fees, if any, are calculated daily at the class level based on the appropriate net assets of each class and the specific expense rate(s) applicable to each class.

ORGANIZATION EXPENSE Expenses incurred in connection with the organization of the Fund have been capitalized and are being charged to the Fund's operations ratably over a five-year period that began with the commencement of investment operations of the Fund.

USE OF ESTIMATES The preparation of these financial statements in accordance with generally accepted accounting principles incorporates estimates made by management in determining the reported amounts of assets, liabilities, revenues, and expenses of the Fund. Actual results could differ from these estimates.

FOREIGN CURRENCY TRANSLATION All assets and liabilities initially expressed in terms of foreign currencies are translated into U.S. dollars based on London currency exchange quotations as of 5:00 p.m., London time, on the date of any determination of the net asset value of the Fund. Transactions affecting statement of operations accounts and net realized gain/(loss) on investments are translated at the rates prevailing at the dates of the transactions.

   The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

   Reported net realized foreign exchange gains or losses arise from sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS The Fund may enter into forward foreign currency exchange contracts as a hedge against the effect of fluctuations in currency exchange rates. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date at a set price. The aggregate principal amounts of the contracts are marked-to-market daily at the applicable foreign currency exchange rates. Any resulting unrealized gains and losses are included in the determination of the Fund's daily net assets. The Fund records realized gains and losses at the time the forward foreign currency contract is closed out or offset by a matching contract. Risks may arise upon entering these contracts from potential inability of counterparties to meet the terms of the contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

   These contracts involve market or credit risk in excess of the unrealized gain or loss reflected in the Fund's Statement of Assets and Liabilities. The Fund may also purchase and sell forward contracts to facilitate the settlement of foreign currency denominated portfolio transactions, under which it intends to take delivery of the foreign currency. Such contracts normally involve no market risk other than that not offset by the currency amount of the underlying transaction.

===============================================================================
                         NOTES TO FINANCIAL STATEMENTS

                 John Hancock Funds - Special Opportunities Fund



   At October 31, 1996, there were no open forward foreign currency exchange contracts.

FINANCIAL FUTURES CONTRACTS The Fund may buy and sell financial futures contracts for speculative purposes and/or to hedge against the effects of fluctuations in interest rates, currency exchange rates and other market conditions. At the time the Fund enters into a financial futures contract, it is required to deposit with its custodian a specified amount of cash or U.S. government securities, known as "initial margin," equal to a certain percentage of the value of the financial futures contract being traded. Each day, the futures contract is valued at the official settlement price of the board of trade or U.S. commodities exchange. Subsequent payments, known as "variation margin," to and from the broker are made on a daily basis as the market price of the financial futures contract fluctuates. Daily variation margin adjustments, arising from this "mark to market," are recorded by the Fund as unrealized gains or losses.

   When the contracts are closed, the Fund recognizes a gain or loss. Risks of entering into futures contracts include the possibility that there may be an illiquid market and/or that a change in the value of the contract may not correlate with changes in the value of the underlying securities.

   For Federal income tax purposes, the amount, character and timing of the Fund's gains and/or losses can be affected as a result of futures contracts.

   At October 31, 1996, there were no open positions in financial futures contracts.

NOTE B --
MANAGEMENT FEE, AND
TRANSACTIONS WITH AFFILIATES AND OTHERS

Under the present investment management contract, the Fund pays a monthly management fee to the Adviser, for a continuous investment program equivalent, on an annual basis, to the sum of: (a) 0.80% of the first $500,000,000 of the Fund's average daily net asset value, (b) 0.75% of the next $500,000,000 and (c) 0.70% of the Fund's average daily net asset value in excess of $1,000,000,000.

   In the event normal operating expenses of the Fund, exclusive of certain expenses prescribed by state law, are in excess of the most restrictive state limit where the Fund is registered to sell shares of beneficial interest, the fee payable to the Adviser will be reduced to the extent of such excess, and the Adviser will make additional arrangements necessary to eliminate any remaining excess expenses. The current limits are 2.5% of the first $30,000,000 of the Fund's average daily net asset value, 2.0% of the next $70,000,000 and 1.5% of the remaining average daily net asset value.

   The Fund has a distribution agreement with John Hancock Funds, Inc. ("JH Funds"), a wholly owned subsidiary of the Adviser. For the period ended October 31, 1996, net sales charges received with regard to sales of Class A shares amounted to $737,384. Out of this amount, $102,281 was retained and used for printing prospectuses, advertising, sales literature and other purposes, $290,250 was paid as sales commissions to unrelated broker-dealers and $344,853 was paid as sales commissions to sales personnel of John Hancock Distributors, Inc. ("Distributors"), Tucker Anthony, Incorporated ("Tucker Anthony") and Sutro & Co., ("Sutro"), all of which are broker dealers. The Adviser's indirect parent, John Hancock Mutual Life Insurance Company, is the indirect sole shareholder of Distributors and John Hancock Freedom Securities Corporation and its subsidiaries which include Tucker Anthony and Sutro.

   Class B shares which are redeemed within six years of purchase will be subject to a contingent deferred sales charge ("CDSC") at declining rates beginning at 5.0% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from CDSC are paid to JH Funds and are used in whole or in part to defray its expenses related to providing distribution related services to the Fund in connection with the sale of Class B shares. For the period ended October 31, 1996, contingent deferred sales charges paid to JH Funds amounted to $599,489.

   In addition, to reimburse JH Funds for the services it provides as distributors of shares of the Fund, the Fund has adopted Distribution Plans with respect to Class A and Class B pursuant to Rule 12b-1 under the Investment Company Act of 1940. Accordingly, the Fund will make

===============================================================================
                              FINANCIAL STATEMENTS

                 John Hancock Funds - Special Opportunities Fund

payments to JH Funds for distribution and service expenses, at an annual rate not to exceed 0.30% of Class A average daily net assets and 1.00% of Class B average daily net assets to reimburse JH Funds for its distribution and service costs. Up to a maximum of 0.25% of such payments may be service fees as defined by the amended Rules of Fair Practice of the National Association of Securities Dealers. Under the amended Rules of Fair Practice, curtailment of a portion of the Fund's 12b-1 payments could occur under certain circumstances. The Fund has a transfer agent agreement with John Hancock Investor Services Corporation ("Investor Services"), a wholly-owned subsidiary of The Berkeley Financial Group. The Fund pays transfer agent fees based on the number of shareholder accounts and certain out-of-pocket expenses.

   On August 27, 1996, the Board of Trustees approved retroactively to July 1, 1996, an agreement with the Adviser to perform necessary tax and financial management services for the Funds. The compensation for 1996 is estimated to be at an annual rate of 0.01875% of the average net assets of each fund.

   Mr. Edward J. Boudreau, Jr., Mr. Richard S. Scipione and Ms. Anne C. Hodsdon are directors and officers of the Adviser, and its affiliates as well as Trustees of the Fund. The compensation of unaffiliated Trustees is borne by the Fund. Effective with the fees paid for 1995, the unaffiliated Trustees may elect to defer for tax purposes their receipt of this compensation under the John Hancock Group of Funds Deferred Compensation Plan. The Fund makes investments into other John Hancock funds, as applicable, to cover its liability for the deferred compensation. Investments to cover the Fund's deferred compensation liability are recorded on the Fund's books as an other asset. The deferred compensation liability and the related other asset are always equal and are marked to market on a periodic basis to reflect any income earned by the investment as well as any unrealized gains or losses. At October 31, 1996, the Fund's investments to cover the deferred compensation liability had unrealized appreciation of $666.

NOTE C --
INVESTMENT TRANSACTIONS

Purchases and proceeds from sales of securities, other than other than obligations of the U.S. government and its agencies and short-term securities, during the period ended October 31, 1996 aggregated $694,097,292 and $663,828,999 respectively. There were no purchases or sales of obligations of the U.S. government and its agencies during the period ended October 31, 1996.

   The cost of investments owned at October 31, 1996 (including the joint repurchase agreement) for Federal income tax purposes was $338,326,720. Gross unrealized appreciation and depreciation of investments aggregated $71,351,807 and $3,315,279, respectively, resulting in net unrealized appreciation of $68,036,528.

NOTE D --
RECLASSIFICATION OF ACCOUNTS

During the period ended October 31, 1996, the Fund has reclassified amounts to reflect a decrease in accumulated net realized gain on investments of $5,642,634, a decrease in accumulated net investment loss of $4,182,546 and an increase in capital paid-in of $1,460,088. This represents the amount necessary to report these balances on a tax basis, excluding certain temporary differences, as of October 31, 1996. Additional adjustments may be needed in subsequent reporting periods. These reclassifications, which have no impact on the net asset value of the Fund, are primarily attributable to the treatment of organization expense, net realized foreign currency losses, and net operating losses in the computation of distributable income and capital gains under federal tax rules versus generally accepted accounting principles. The calculation of net investment income per share in the financial highlights excludes these adjustments.

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                              FINANCIAL STATEMENTS

                 John Hancock Funds - Special Opportunities Fund



NOTE E --
REORGANIZATION

On August 14, 1996, the shareholders of John Hancock Global Resources Fund (JHGRF) and on August 15, 1996, the shareholders of the John Hancock Gold & Government Fund (JHG&GF) approved plans of reorganization between JHGRF and the Fund, and JHG&GF and the Fund, providing for the transfer of substantially all of the assets and liabilities of JHGRF and JHG&GF to the Fund in exchange solely for Class A shares and Class B shares of the Fund. The acquisition of JHGRF was accounted for as a tax free exchange of 501,258 Class A shares and 3,438,771 Class B shares of the Fund (valued at $5,103,607 and $34,227,123, respectively) for the 274,943 Class A shares and 1,876,138 Class B shares of JHGRF, including $9,558,517 of unrealized appreciation, after the close of business at September 6, 1996. The acquisition of JHG&GF was accounted for as a tax free exchange of 1,376,324 Class A shares and 1,081,073 Class B shares of the Fund (valued at $14,013,177 and $10,760,237, respectively) for 991,292 Class A shares and 762,359 Class B shares of JHG&GF, including $1,486,018 of unrealized appreciation, after the close of business at September 6, 1996. The aggregate net assets of JHGRF, and JHG&GF and the Fund were $39,330,730, $24,773,414, and $298,425,478, respectively, immediately before the acquisition.

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                 John Hancock Funds - Special Opportunities Fund


REPORT OF INDEPENDENT ACCOUNTANTS

To the Shareholders of John Hancock Special Opportunities Fund and the Trustees of Freedom Investment Trust II

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of John Hancock Special Opportunities Fund (the "Fund") (a series of Freedom Investment Trust II) at October 31, 1996, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and the significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 1996 by correspondence with the custodian and brokers and the application of alternative auditing procedures where confirmations from brokers were not received, provide a reasonable basis for the opinion expressed above.


Price Waterhouse LLP

Boston, Massachusetts

December 12, 1996

SHAREHOLDER MEETING (UNAUDITED)

On July 23, 1996, a special meeting of John Hancock Special Opportunities Fund was held.

   The Shareholders approved a new investment management contract between John Hancock Advisers, Inc. and the Fund. The shareholder votes were 11,656,459 FOR, 339,490 AGAINST and 1,022,002 ABSTAINING.

   The Shareholders approved an Amended and Restated Declaration of Trust. The shareholder votes were 11,631,365 FOR, 267,627 AGAINST and 1,060,097 ABSTAINING.

   The Shareholders elected the following Trustees with the votes as indicated:

NAME OF TRUSTEE                        FOR        WITHHELD
----------------------------------------------------------
Dennis S. Aronowitz.............     15,572,440   477,641
Edward J. Boudreau, Jr. ........     15,584,614   465,466
Richard P. Chapman, Jr. ........     15,577,558   472,522
William J. Cosgrove.............     15,573,116   476,964
Douglas M. Costle...............     15,585,353   464,727
Leland O. Erdahl................     15,569,703   480,377
Richard A. Farrell..............     15,574,934   475,146
Gail D. Fosler..................     15,585,107   464,973
William F. Glavin...............     15,566,418   483,663
Anne C. Hodsdon.................     15,586,467   463,613
Dr. John A. Moore...............     15,584,438   465,642
Patti McGill Peterson...........     15,581,982   468,099
John W. Pratt...................     15,573,140   476,940
Richard S. Scipione.............     15,573,925   476,156
Edward J. Spellman..............     15,581,563   468,517

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                 John Hancock Funds - Special Opportunities Fund


TAX INFORMATION NOTICE (UNAUDITED)

For Federal income tax purposes, the following information is furnished with respect to the distributions of the Fund during the fiscal year ended October 31, 1996.

   The Fund designated distributions to shareholders of $30,285,070 as a long term capital gain dividend during the fiscal year ended October 31, 1996. The Fund has not paid any distributions of ordinary income dividends during the fiscal year ended October 31, 1996.

   It is anticipated that there will be a distribution from sales of securities to shareholders of record on December 23, 1996 and payable December 30, 1996. Shareholders will receive a 1996 U.S. Treasury Department Form 1099-DIV in January 1997 representing their proportionate share.

   None of the distributions qualify for the dividends received deduction available to corporations.

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                                     NOTES

                 John Hancock Funds - Special Opportunities Fund

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                                     NOTES

                 John Hancock Funds - Special Opportunities Fund

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   This report is for the information of shareholders of the John Hancock
Special Opportunities Fund. It may be used as sales literature when preceded or accompanied by the current prospectus, which details charges, investment objectives and operating policies.

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                                                             3900A 10/96
                                                                   12/96